SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: April 2, 2001

LMI AEROSPACE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Missouri
(State or Other Jurisdiction of Incorporation)

0-24293 (Commission File Number)	43-1309065 (I.R.S. Employer Identification No.)

3600 Mueller Road, St. Charles, Missouri (Address of Principal Executive Offices)	63302-0900 (Zip Code)

(636) 946-6525 (Registrant's Telephone Number, Including Area Code)

Item 9.    Regulation FD Disclosure.

           On April 2, 2002, LMI Aerospace, Inc. issued a press release relating to its financial outlook for 2002. The text of the announcement is attached hereto as Exhibit 99.1.

Exhibit Number	Description

99.1	Text of Press Release, dated April 2, 2002, issued by LMI Aerospace, Inc.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   April 2, 2002

LMI AEROSPACE, INC.

By: /s/ Lawrence E. Dickinson Lawrence E. Dickinson Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of Press Release, April 2, 2002 issued by LMI Aerospace, Inc.